UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	abrdn Emerging Markets ex-China Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2026

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Emerging Markets ex-China Fund, Inc. (AEF)
Semi-Annual Report
June 30, 2026
aberdeeninvestments.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Emerging Markets ex-China Fund, Inc. (the “Fund”), for the six-month period ended June 30, 2026. The Fund’s investment objective is to seek to provide both current income and long-term capital appreciation.
Total Investment Return1
For the six-month period ended June 30, 2026, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2,3]	47.17%
Market Price[2]	44.47%
MSCI Emerging Markets ex China Index (Net Daily Total Return)[4]	38.78%
For more information about Fund performance, please visit the Fund on the web at www.aberdeenaef.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current six-month period end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
6/30/2026	$10.66	$9.60	-9.94%
12/31/2025	$7.63	$7.00	-8.26%
During the six-month period ended June 30, 2026, the Fund’s NAV was within a range of $7.79 to $11.34 and the Fund’s market price traded within a range of $6.92 to $10.07. During the six-month period ended June 30, 2026, the Fund’s shares traded within a range of a premium(+)/discount(-) of -12.88% to -5.17%. During the six-month period ended June 30, 2026 and fiscal year ended December 31, 2025, the Fund made distributions of $0.44 and $0.65, respectively.
Managed Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. The Fund's current annualized distribution rate is 10%. This policy will be subject to regular review by the Board. The policy is expected to provide a steady and sustainable quarterly cash distribution to Fund shareholders that may help reduce any discount to NAV at which the Fund’s shares trade. There is no assurance that the Fund will achieve these results. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
Conditional Tender Offer
As part of the Board’s commitment to shareholders relating to the investment strategy changes, the Board has adopted a policy (the“Policy”) pursuant to which it will cause the Fund to conduct a one-time tender offer for twenty percent (20%) of its then issued and outstanding shares of common stock on or before June 30, 2028, if the Fund’s total return investment performance measured on a NAV basis does not equal or exceed the total return investment performance of the MSCI Emerging Markets ex-China Index (Net Daily Total Return) during the period commencing on March 1, 2025 and ending on February 28, 2028. For the period March 1, 2025 through June 30, 2026, the Fund's total return was 74.70% compared to the MSCI Emerging Markets ex-China Index of 43.38%.
1
Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2
Assuming the reinvestment of all dividends and distributions.
3
The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
4
The MSCI Emerging Markets ex China Index (the "Index") captures large and mid cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 645 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index is calculated net of withholding taxes to which the Fund is generally subject. The Index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself.

abrdn Emerging Markets ex-China Fund, Inc.	1

Letter to Shareholders  (unaudited)  (concluded)

Credit Facility
On June 16, 2026, the Fund renewed its 364-day revolving credit facility for a 1-year period with Bank of Nova Scotia Financing (USA) LLC with a committed facility of $40,000,000. The outstanding balance on the loan as of June 30, 2026 was $27,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six-month period ended June 30, 2026, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market as of a date determined by the Board.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.
Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaef.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at www.aberdeenaef.com.
Contact Us:
•
Visit: www.aberdeenaef.com
•
Email: Investor.Relations@aberdeenplc.com; or
•
Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President
All amounts are U.S. Dollars unless otherwise stated.

2	abrdn Emerging Markets ex-China Fund, Inc.

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark and Custom Index (as defined below) for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended June 30, 2026.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	47.17%	78.26%	32.44%	9.96%	10.88%
Market Price	44.47%	78.92%	34.23%	10.05%	11.08%
MSCI Emerging Markets ex China Index (Net Daily Total Return)	38.78%	63.11%	28.34%	13.19%	12.43%
MSCI Emerging Markets Index (Net Daily Total Return)	23.85%	43.51%	23.03%	7.20%	10.07%
Custom AEF Index[1]	38.78%	63.11%	29.86%	10.73%	11.49%
Performance of a $10,000 Investment (as of June 30, 2026)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$32,268
$28,609
$28,082
$26,113
06/30/16
06/30/17
06/30/18
06/30/19
06/30/20
06/30/21
06/30/22
06/30/23
06/30/24
06/30/25
06/30/26
Fund at NAV
Fund at Market Price
MSCI Emerging Markets ex China Index (Net Daily Total Return)
MSCI Emerging Markets Index (Net Daily Total Return)

abrdn Emerging Markets ex-China Fund Inc. (formerly, the abrdn Emerging Markets Equity Income Fund, Inc.) changed its 80% investment policy and benchmark to the MSCI Emerging Markets ex-China Index (Net Daily Total Return) effective February 24, 2025. Performance information for periods prior to February 24, 2025 does not reflect the current 80% investment policy and benchmark.
All performance information for the periods prior to April 30, 2018 are for the Aberdeen Latin American Equity Fund, Inc. (“LAQ”), the performance and accounting survivor of the reorganizations of seven closed-end funds into the Fund. Performance information for periods prior to April 30, 2018 do not reflect the Fund’s current investment strategy. Returns prior to April 30, 2018 reflect the impact of any contractual waivers in effect for LAQ, without which performance would be lower. Effective April 30, 2018, abrdn Investments Limited (the "Investment Adviser" or the "Adviser"), the Fund’s Adviser, entered into an expense limitation agreement with the Fund that is effective through June 30, 2026. Without such waivers and limitation agreements, performance would be lower.
abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower if the Fund’s investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
1
The Custom AEF Index reflects the returns of the MSCI Emerging Markets ex China Index (Net Daily Total Return) from February 24, 2025, the MSCI Emerging Markets Index (Net Daily Total Return) from April 30, 2018 to February 23, 2025, and the MSCI Emerging Markets Latin America Index (Net Daily Total Return) for periods prior to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

abrdn Emerging Markets ex-China Fund, Inc.	3

Total Investment Return  (unaudited)  (concluded)

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the New York Stock Exchange ("NYSE") American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV during the six-month period ended June 30, 2026. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on  distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaef.com or by calling 800-522-5465.
The annualized gross operating expense ratio excluding fee waivers based on the six-month period ended June 30, 2026 was 1.58%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended June 30, 2026 was 1.57%. The annualized total expense ratio net of fee waivers and excluding taxes and interest and revolving credit facility expenses based on the six-month period ended June 30, 2026 was 1.21%.

4	abrdn Emerging Markets ex-China Fund, Inc.

Portfolio Summary  (unaudited)
As of June 30, 2026

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) as a percentage of net assets. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry. In the chart below, if the sector represents more than 25% of the Fund's portfolio, the industry information has been presented.
Sectors (unaudited)
Information Technology	56.1%
Semiconductors & Semiconductor Equipment	35.9%
Technology Hardware, Storage & Peripherals	11.7%
Electronic Equipment, Instruments & Components	6.4%
Communications Equipment	2.1%
Financials	17.3%
Industrials	9.9%
Materials	6.0%
Consumer Discretionary	4.4%
Energy	3.2%
Consumer Staples	2.2%
Communication Services	2.0%
Real Estate	1.9%
Health Care	1.5%
Utilities	1.3%
Private Equity	-%
Short-Term Investment	1.0%
Liabilities in Excess of Other Assets	(6.8%)
100.0%
The following were the Fund’s top ten holdings as a percentage of net assets.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	19.4%
Samsung Electronics Co. Ltd.	11.7%
SK Hynix, Inc.	11.2%
Chroma ATE, Inc.	3.5%
Delta Electronics, Inc.	2.9%
ASE Technology Holding Co. Ltd.	2.8%
HDFC Bank Ltd.	2.6%
Grupo Mexico SAB de CV, Series B	2.6%
MediaTek, Inc.	2.5%
Accton Technology Corp.	2.1%

abrdn Emerging Markets ex-China Fund, Inc.	5

Portfolio Summary  (unaudited)  (concluded)
As of June 30, 2026

The following table summarizes the composition of the Fund’s portfolio by geographic classification as a percentage of net assets.
Countries
Taiwan	34.0%
South Korea	31.0%
India	13.6%
Brazil	5.6%
Mexico	4.7%
South Africa	2.8%
United Arab Emirates	2.5%
Kazakhstan	2.4%
Greece	2.1%
Saudi Arabia	2.0%
Other, less than 2% each	5.1%
Short-Term Investment	1.0%
Liabilities in Excess of Other Assets	(6.8%)
100.0%
The following table summarizes the composition of the Fund’s portfolio by geographic classification as a percentage of managed assets.
Countries
Taiwan	32.0%
South Korea	29.2%
India	12.8%
Brazil	5.3%
Mexico	4.4%
South Africa	2.6%
United Arab Emirates	2.3%
Kazakhstan	2.2%
Greece	2.0%
Other, less than 2% each	6.8%
Short-Term Investment	0.9%
Liabilities in Excess of Other Assets	(0.5%)
100.0%
The following table summarizes the composition of the Fund’s portfolio by currency composition as a percentage of net assets.
Currency Composition
New Taiwan Dollar	34.0%
South Korean Won	31.0%
Indian Rupee	13.6%
U.S. Dollar	5.5%
Brazilian Real	4.0%
Mexican Peso	3.8%
South African Rand	2.8%
United Arab Emirates Dirham	2.5%
Euro Currency	2.3%
Saudi Arabia Riyal	2.0%
Other, less than 2% each	4.3%
Short-Term Investment	1.0%
Liabilities in Excess of Other Assets	(6.8%)
100.0%

6	abrdn Emerging Markets ex-China Fund, Inc.

Portfolio of Investments (unaudited)
As of June 30, 2026

Shares		Value
COMMON STOCKS—92.8%
AUSTRALIA—0.9%
Materials—0.9%
Rio Tinto PLC	43,566	$4,121,551
BRAZIL—4.3%
Consumer Discretionary—0.5%
MercadoLibre, Inc.(a)	1,399	2,374,649
Energy—1.5%
PRIO SA(a)	637,255	6,437,605
Financials—1.1%
NU Holdings Ltd., Class A(a)	356,197	4,758,792
Real Estate—1.2%
Multiplan Empreendimentos Imobiliarios SA	929,643	5,271,032
Total Brazil		18,842,078
CANADA—0.4%
Materials—0.4%
Capstone Copper Corp.(a)	193,684	1,779,448
CZECH REPUBLIC—0.2%
Industrials—0.2%
CSG NV(a)	50,962	743,820
GREECE—2.1%
Financials—1.2%
National Bank of Greece SA	291,279	5,032,292
Industrials—0.9%
GEK Terna SA	45,268	2,278,930
Metlen Energy & Metals PLC	37,651	1,775,155
		4,054,085
Total Greece		9,086,377
INDIA—13.6%
Communication Services—1.3%
Bharti Airtel Ltd.	286,690	5,625,136
Consumer Discretionary—2.0%
Indian Hotels Co. Ltd.	577,728	4,380,093
Mahindra & Mahindra Ltd.	131,784	4,296,582
		8,676,675
Consumer Staples—0.8%
ITC Ltd.	1,193,041	3,622,796
Financials—5.6%
360 ONE WAM Ltd.	142,548	1,609,911
Cholamandalam Financial Holdings Ltd.	95,665	1,666,459
Cholamandalam Investment & Finance Co. Ltd.	267,253	5,084,203
HDFC Bank Ltd.	1,350,944	11,436,954
SBI Life Insurance Co. Ltd.(b)	236,879	4,449,668
		24,247,195
Health Care—1.2%
JB Chemicals & Pharmaceuticals Ltd.	69,750	1,699,127
Torrent Pharmaceuticals Ltd.	70,854	3,480,409
		5,179,536
Industrials—1.3%
KEI Industries Ltd.	32,043	1,826,852
Larsen & Toubro Ltd.	87,675	3,844,676
		5,671,528
Materials—0.7%
UltraTech Cement Ltd.	24,039	2,869,099

abrdn Emerging Markets ex-China Fund, Inc.	7

Portfolio of Investments (unaudited)  (continued)
As of June 30, 2026

Shares		Value
COMMON STOCKS (continued)
INDIA (continued)
Utilities—0.7%
NTPC Ltd.	793,039	$2,999,105
Total India		58,891,070
INDONESIA—1.7%
Communication Services—0.7%
Telkom Indonesia Persero Tbk. PT	23,633,500	3,139,267
Financials—1.0%
Bank Negara Indonesia Persero Tbk. PT	23,052,100	4,091,567
Total Indonesia		7,230,834
KAZAKHSTAN—2.4%
Energy—1.7%
NAC Kazatomprom JSC, GDR(b)	104,639	7,188,699
Financials—0.7%
Kaspi.KZ JSC, GDR	34,696	3,006,062
Total Kazakhstan		10,194,761
MEXICO—4.7%
Consumer Staples—0.5%
Arca Continental SAB de CV	194,582	2,326,861
Financials—0.7%
Grupo Financiero Banorte SAB de CV, Class O	294,742	3,121,442
Industrials—0.9%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	32,763	3,705,168
Materials—2.6%
Grupo Mexico SAB de CV	986,849	11,152,029
Total Mexico		20,305,500
PERU—0.6%
Financials—0.6%
Credicorp Ltd.	7,128	2,776,926
POLAND—0.6%
Consumer Staples—0.6%
Zabka Group SA(a)	391,095	2,832,343
RUSSIA—0.0%
Energy—0.0%
Novatek PJSC(a)(c)(d)	20,251	–
Financials—0.0%
Sberbank of Russia PJSC(a)(c)(d)	730,234	–
Total Russia		–
SAUDI ARABIA—2.0%
Financials—1.5%
Al Rajhi Bank	377,814	6,627,623
Industrials—0.5%
Electrical Industries Co.	568,532	2,185,119
Total Saudi Arabia		8,812,742
SOUTH AFRICA—2.8%
Consumer Discretionary—0.8%
Naspers Ltd., Class N	65,572	3,292,618
Financials—0.6%
Sanlam Ltd.	466,787	2,514,323

8	abrdn Emerging Markets ex-China Fund, Inc.

Portfolio of Investments (unaudited)  (continued)
As of June 30, 2026

Shares		Value
COMMON STOCKS (continued)
SOUTH AFRICA (continued)
Materials—1.4%
Gold Fields Ltd.	98,514	$3,306,662
Valterra Platinum Ltd.	42,027	2,824,508
		6,131,170
Total South Africa		11,938,111
SOUTH KOREA—19.3%
Consumer Discretionary—0.3%
Hyundai Mobis Co. Ltd.	4,179	1,376,279
Financials—1.4%
Shinhan Financial Group Co. Ltd.	93,962	5,891,382
Health Care—0.3%
Samsung Biologics Co. Ltd.(a)(b)	1,285	1,161,702
Samsung Episholdings Co. Ltd.(a)	957	267,766
		1,429,468
Industrials—6.1%
HD Hyundai Electric Co. Ltd.	9,173	5,884,306
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	20,993	4,790,979
Samsung C&T Corp.	25,016	7,745,569
Samsung E&A Co. Ltd.	169,210	5,277,400
SK Square Co. Ltd.	2,206	2,494,678
		26,192,932
Information Technology—11.2%
SK Hynix, Inc.	27,568	48,646,002
Total South Korea		83,536,063
TAIWAN—34.0%
Consumer Discretionary—0.8%
Makalot Industrial Co. Ltd.	269,000	1,859,346
Poya International Co. Ltd.	72,750	1,530,092
		3,389,438
Information Technology—33.2%
Accton Technology Corp.	115,000	9,172,647
ASE Technology Holding Co. Ltd.	553,000	12,341,050
Chroma ATE, Inc.	215,000	14,941,095
Delta Electronics, Inc.	200,000	12,560,751
MediaTek, Inc.	80,000	10,901,174
Taiwan Semiconductor Manufacturing Co. Ltd.	1,062,000	83,781,446
		143,698,163
Total Taiwan		147,087,601
THAILAND—0.4%
Financials—0.4%
Krung Thai Bank PCL	1,397,900	1,604,591
TURKEY—0.3%
Consumer Staples—0.3%
Coca-Cola Icecek AS	672,121	1,196,659
UNITED ARAB EMIRATES—2.5%
Financials—1.2%
Abu Dhabi Islamic Bank PJSC	891,206	5,022,570
Real Estate—0.7%
Aldar Properties PJSC	1,335,017	3,012,548
Utilities—0.6%
Emirates Central Cooling Systems Corp.	6,029,675	2,678,216
Total United Arab Emirates		10,713,334
Total Common Stocks		401,693,809

abrdn Emerging Markets ex-China Fund, Inc.	9

Portfolio of Investments (unaudited)  (concluded)
As of June 30, 2026

Shares		Value
PREFERRED STOCKS—13.0%
BRAZIL—1.3%
Financials—1.3%
Itausa SA	2,168,107	$5,619,447
SOUTH KOREA—11.7%
Information Technology—11.7%
Samsung Electronics Co. Ltd.	358,571	50,566,525
Total Preferred Stocks		56,185,972
PRIVATE EQUITY—0.0%
GLOBAL*—0.0%
Private Equity —0.0%
Emerging Markets Ventures I LP(a)(c)(e)(f)(g)(h)	11,723,413 (i)	4,455
ISRAEL—0.0%
Private Equity —0.0%
BPA Israel Ventures LLC(a)(c)(e)(f)(g)(h)(j)	3,349,175 (i)	2,579
UNITED STATES—0.0%
Private Equity —0.0%
Telesoft Partners II LP(a)(c)(e)(h)(j)	2,400,000 (i)	23,808
Total Private Equity		30,842
SHORT-TERM INVESTMENT—1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.58%(k)	4,216,638	4,216,638
Total Short-Term Investment		4,216,638
Total Investments (Cost $247,411,693)(l)—106.8%		462,127,261
Revolving Credit Facility—(6.2%)		(27,000,000)
Liabilities in Excess of Other Assets—(0.5%)		(2,333,927)
Net Assets—100.0%		$432,793,334

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)
Fair Value is determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.

(f)	Considered in liquidation by the Fund's Adviser.
(g)	As of June 30, 2026, the aggregate amount of open commitments for the Fund is $2,806,782.
(h)	Restricted security, not readily marketable. See Notes to Financial Statements.
(i)	Represents contributed capital.
(j)	Fund of Fund investment.
(k)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of June 30, 2026.
(l)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company
 See accompanying Notes to Financial Statements.

10	abrdn Emerging Markets ex-China Fund, Inc.

Statement of Assets and Liabilities  (unaudited)
As of June 30, 2026

Assets
Investments, at value (cost $243,195,055)	$457,910,623
Short-term investment, at value (cost $4,216,638)	4,216,638
Foreign currency, at value (cost $8,226)	8,202
Interest and dividends receivable	1,487,474
Tax reclaim receivable	28,318
Prepaid expenses in connection with revolving credit facility	1,543
Prepaid expenses	25,910
Total assets	463,678,708
Liabilities
Revolving Credit Facility payable (Note 7)	27,000,000
Payable for investments purchased	1,740,375
Deferred foreign capital gains tax (Note 2h)	983,781
Investment advisory fees payable (Note 3)	863,227
Administration fees payable (Note 3)	80,382
Director fees payable	59,410
Investor relations fees payable (Note 3)	17,685
Other accrued expenses	140,514
Total liabilities	30,885,374

Net Assets	$432,793,334
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$40,601
Paid-in capital in excess of par	296,297,818
Distributable earnings	136,454,915
Net Assets	$432,793,334
Net asset value per share based on 40,601,423 shares issued and outstanding	$10.66

See accompanying Notes to Financial Statements.

abrdn Emerging Markets ex-China Fund, Inc.	11

Statement of Operations  (unaudited)
For the Six-Month Period Ended June 30, 2026

Net Investment Income
Investment Income:
Dividends and other income (net of foreign withholding taxes of $718,928)	$4,749,619
Total investment income	4,749,619
Expenses:
Investment advisory fee (Note 3)	1,610,922
Administration fee (Note 3)	148,695
Directors' fees and expenses	133,316
Custodian’s fees and expenses	128,482
Reports to shareholders and proxy solicitation	42,748
Independent auditors’ fees and tax expenses	40,236
Investor relations fees and expenses (Note 3)	39,067
Legal fees and expenses	34,720
Revolving credit facility fees and expenses (Note 7)	33,799
Transfer agent’s fees and expenses	21,130
Insurance expense	11,549
Miscellaneous	42,587
Total operating expenses, excluding interest expense	2,287,251
Interest expense (Note 7)	652,303
Total operating expenses before reimbursed/waived expenses	2,939,554
Expenses waived (Note 3)	(29,272)
Net expenses	2,910,282

Net Investment Income	1,839,337
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (including $17,678 foreign capital gains tax) (Note 2h)	24,652,120
Foreign currency transactions	(83,525)
24,568,595
Net change in unrealized appreciation/depreciation on:
Investments (including change in deferred foreign capital gains tax of $831,765) (Note 2h)	114,392,215
Foreign currency translation	(147)
114,392,068
Net realized and unrealized gain from investments and foreign currencies	138,960,663
Change in Net Assets Resulting from Operations	$140,800,000

See accompanying Notes to Financial Statements.

12	abrdn Emerging Markets ex-China Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2026 (unaudited)	For the Year Ended December 31, 2025
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$1,839,337	$1,321,924
Net realized gain from investments and foreign currency transactions	24,568,595	26,620,540
Net change in unrealized appreciation on investments and foreign currency translations	114,392,068	67,621,703
Net increase in net assets resulting from operations	140,800,000	95,564,167
Distributions to Shareholders From:
Distributable earnings	(17,864,628)	(1,830,019)
Return of capital	–	(24,560,907)
Net decrease in net assets from distributions	(17,864,628)	(26,390,926)
Cost of shares purchased through a tender offer of 0 and 10,150,355 shares of common stock, respectively (net of expenses of $0 and $150,000, respectively) (Note 5)	–	(61,762,655)
Change in net assets	122,935,372	7,410,586
Net Assets:
Beginning of period	309,857,962	302,447,376
End of period	$432,793,334	$309,857,962
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.

abrdn Emerging Markets ex-China Fund, Inc.	13

Statement of Cash Flows  (unaudited)
For the Six-Month Period Ended  June 30, 2026

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$140,800,000
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(40,207,049)
Investments sold and principal repayments	67,555,451
Net change in short-term investments	(2,993,108)
Increase in interest, dividends and other receivables	(1,179,858)
Decrease in prepaid expenses	25,934
Increase in accrued investment advisory fees payable	225,774
Decrease in other accrued expenses	(77,737)
Net change in unrealized appreciation of investments	(114,392,215)
Net change in unrealized depreciation on foreign currency translation	147
Net realized gain on investments transactions	(24,652,120)
Net cash provided by operating activities	25,105,219
Cash flows from financing activities:
Distributions paid to shareholders	(25,172,884)
Net cash used in financing activities	(25,172,884)
Effect of exchange rate on cash	(239)
Net change in cash	(67,904)
Unrestricted and restricted cash and foreign currency, beginning of period	76,106
Unrestricted and restricted cash and foreign currency, end of period	$8,202
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$652,303

See accompanying Notes to Financial Statements.

14	abrdn Emerging Markets ex-China Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30,	For the Fiscal Years Ended December 31,
	2026 (unaudited)	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$7.63	$5.96	$5.96	$5.78	$8.70	$9.41
Net investment income(a)	0.05	0.03	0.04	0.07	0.12	0.16
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.42	2.26	0.35	0.50	(2.60)	(0.34)
Total from investment operations applicable to common shareholders	3.47	2.29	0.39	0.57	(2.48)	(0.18)
Distributions to common shareholders from:
Net investment income	(0.44)	(0.05)	(0.02)	(0.06)	(0.13)	(0.22)
Return of capital	–	(0.60)	(0.37)	(0.33)	(0.31)	(0.31)
Total distributions	(0.44)	(0.65)	(0.39)	(0.39)	(0.44)	(0.53)
Capital Share Transactions:
Anti-dilutive impact due to capital shares tendered (Note 5)	–	0.03	–	–	–	–
Net asset value per common share, end of period	$10.66	$7.63	$5.96	$5.96	$5.78	$8.70
Market price, end of period	$9.60	$7.00	$5.19	$5.11	$5.15	$7.92
Total Investment Return Based on(b):
Market price	44.47%	49.69%	9.24%	7.12%	(29.76% )	3.27%
Net asset value	47.17%	42.08%	7.56%	11.32%	(28.23% )	(1.63% )
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$432,793	$309,858	$302,447	$302,501	$293,167	$441,576
Average net assets applicable to common shareholders (000 omitted)	$374,818	$277,591	$310,363	$301,746	$335,898	$492,593
Gross operating expenses, excluding fee waivers	1.58% (c)	1.99%	2.04%	2.24%	1.74%	1.27%
Net operating expenses, net of fee waivers	1.57% (c)	1.86%	1.96%	2.14%	1.65%	1.31%
Total expenses, excluding taxes and interest and revolving credit facility expenses, net of fee waivers	1.21% (c)	1.20%	1.20%	1.20%	1.20%	1.21%
Net Investment income	0.99% (c)	0.48%	0.63%	1.15%	1.83%	1.61%
Portfolio turnover	10% (d)	45%	42%	25%	32%	50%
Senior securities:
Revolving Credit Facility outstanding (000 omitted)	$27,000	$27,000	$40,000	$35,000	$55,000	$55,000
See accompanying Notes to Financial Statements.

abrdn Emerging Markets ex-China Fund, Inc.	15

Financial Highlights  (concluded)

	For the Six-Month Period Ended June 30,	For the Fiscal Years Ended December 31,
	2026 (unaudited)	2025	2024	2023	2022	2021
Asset coverage per $1,000 of Revolving Credit Facility outstanding at period end(e)	$17,029	$12,476	$8,561	$9,643	$6,330	$9,029

(a)	Based on average shares outstanding.
(b)
Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.
(d)	Not annualized.
(e)
Asset coverage per $1,000 is calculated by dividing total assets (less all liabilities and indebtedness not represented by senior securities) by the amount of the
Revolving Credit Facility and then multiplying by $1,000.

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.

16	abrdn Emerging Markets ex-China Fund, Inc.

Notes to  Financial Statements (unaudited)
June 30, 2026

1. Organization
abrdn Emerging Markets ex-China Fund, Inc. (formerly known as abrdn Emerging Markets Equity Income Fund, Inc.) (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE American under the ticker symbol “AEF”.
The Fund’s investment objective is to seek to provide both current income and long-term capital appreciation.
2. Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a. Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors (the "Board") designated abrdn Investments Limited (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted

abrdn Emerging Markets ex-China Fund, Inc.	17

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2026

or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund  sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The Fund may also invest in private equity private placement securities, which represented less than 0.01% of the net assets of the Fund as of June 30, 2026. The Fund values its private equity private placement securities using the NAV's provided by the underlying private equity  investment companies as a practical expedient. The Fund determined that the use of the practical expedient was appropriate as the investments in private investment companies did not have readily determinable fair values. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. In such cases, the Fund may make adjustments to the NAV reported by the private investment company based on market or economic changes, which can include market fluctuations or other economic conditions for which it may be necessary to adjust a reported NAV. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher or lower than the values that the Fund ultimately realizes upon the disposal of such investments. These holdings are not considered part of the three-level hierarchy and therefore are only represented in the total below.
A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

18	abrdn Emerging Markets ex-China Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2026

The following is a summary of the inputs used as of June 30, 2026 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$58,353,515	$343,340,294	$–	$401,693,809
Preferred Stocks	5,619,447	50,566,525	–	56,185,972
Short-Term Investment	4,216,638	–	–	4,216,638
Total	$68,189,600	$393,906,819	$–	$462,096,419
Private Equity(a)				30,842
Total Investments in Securities				$462,127,261
Amounts listed as “–” are $0 or round to $0.
(a)
Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

During the six-month period ended June 30, 2026, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended June 30, 2026 is not presented. The valuation technique used at June 30, 2026 was fair valuation at zero pursuant to procedures approved by the Board.
b. Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c. Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions,

abrdn Emerging Markets ex-China Fund, Inc.	19

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2026

and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d. Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e. Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.
Certain distributions received by the Fund could represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.
f. Distributions:
The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
g. Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended the ("Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended December 31, 2025 are subject to such review.
h. Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Assets and Liabilities.
3. Agreements and Transactions with Affiliates
a. Investment Adviser:
abrdn Investments Limited serves as the Fund’s investment adviser with respect to all investments. The Adviser is an indirect wholly-owned subsidiary of Aberdeen Group plc. The Adviser receives an annual fee, calculated weekly and paid quarterly, equal to 0.90% of the first $250 million, 0.80% of amounts $250-$500 million and

20	abrdn Emerging Markets ex-China Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2026

0.75% of amounts over $500 million. For the six-month period ended June 30, 2026, the Adviser earned $1,610,922 for advisory services.
The Adviser and the Fund are party to an expense limitation agreement dated April 27, 2018 (the "Expense Limitation Agreement"), which limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. This contractual limitation terminated on June 30, 2026. Through  June 30, 2026, the Adviser waived a total of $29,272 pursuant to the Expense Limitation Agreement. The Adviser may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser (the “Reimbursement Requirements”).
As of June 30, 2026, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Adviser for the Fund, based on expenses reimbursed by the Adviser, including adjustments described above, would be:
Amount Fiscal Year 2023 (Expires 12/31/26)	$284,122
Amount Fiscal Year 2024 (Expires 12/31/27)	$224,465
Amount Fiscal Year 2025 (Expires 12/31/28)	$372,597
Amount Fiscal Year 2026 (Expires 12/31/29)	$29,272
Total*	$910,456

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b. Fund Administration:
abrdn Inc., an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the six-month period ended June 30, 2026, abrdn Inc. earned $148,695 from the Fund for administration services.
c. Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
During the six-month period ended June 30, 2026, the Fund incurred investor relations fees of $39,067. For the six-month period ended June 30, 2026, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4. Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2026, were $40,037,591 and $65,664,310, respectively.
5. Capital
The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of June 30, 2026, there were 40,601,423 shares of common stock issued and outstanding.
a. Tender Offer:
The Fund announced on January 21, 2025, the commencement of a cash tender offer to purchase up to 10,150,355 shares, representing approximately 20% of the Fund's outstanding shares, at a price per share equal to 98% of the Fund's NAV per share as determined by the Fund on the next business day immediately following the day the tender expires. The offer commenced at 12:01 am, January 21, 2025, and expired at 5:00 p.m. New York City time on February 20, 2025. In connection with the tender offer, the Fund purchased 10,150,355 shares for cash payment stock at a price equal to $6.07 per share. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.27624999) in accordance with the terms of the tender offer.  Following the purchase of the properly tendered shares, the Fund had 40,601,423 outstanding shares.
6. Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase

abrdn Emerging Markets ex-China Fund, Inc.	21

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2026

up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
For the six-month period ended June 30, 2026, the Fund did not repurchase any shares through this program.
7. Credit Facility
On June 16, 2026, the Fund renewed its 364-day revolving credit facility for a 1-year period with The Bank of Nova Scotia Financing (USA) LLC with a committed facility of $40,000,000. The outstanding balance on the loan as of June 30, 2026 was $27,000,000. During the current six-month period ended June 30, 2026, the average daily balance outstanding and the average interest rate on the loan facility was $27,000,000 and 4.73%, respectively. Under the terms of the Revolving Credit Facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. Under the Revolving Credit Facility, the Fund is charged interest on amounts borrowed at variable rate, which may be based on the Secured Overnight Financing Rate plus a spread. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The Fund is also charged a commitment fee on the daily unused balance of the Revolving Credit Facility. The Fund uses leverage for investment purposes. In the event of a general market decrease in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a one year term and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended June 30, 2026, the Fund incurred fees of approximately $33,799.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.
8. Private Equity Investments
Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at NAV as a practical expedient.
Security	Acquisition Date(s)	Commitment	Cost	Fair Value at June 30, 2026	Percent of Net Assets	Cumulative Distributions Received
BPA Israel Ventures LLC(a)	10/05/00-12/09/05	$4,600,000	$1,670,809	$2,579	0.00	$844,787
Emerging Markets Ventures I LP(a)	01/22/98-01/10/06	13,100,000	3,935,953	4,455	0.00	12,787,187
Telesoft Partners II LP	07/14/00-03/01/10	2,400,000	801,637	23,808	0.01	1,694,311
Amounts listed as “–” are $0 or round to $0.
(a)
BPA Israel Ventures LLC has open commitments of $1,250,825. Emerging Markets Ventures I, L.P. has open commitments of $1,555,957.
These investments are in liquidation status, as indicated on the Portfolio of Investments. As such, future contributions are expected to be limited.

The Fund may incur certain costs in connection with the disposition of the above securities.

22	abrdn Emerging Markets ex-China Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2026

9. Portfolio Investment Risks
a. Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
b. Illiquid Securities Risk:
Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities are relatively less liquid securities may also be difficult to value.
c. Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
d. Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
e. Management Risk:
The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
f. Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
g. Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
h. Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will

abrdn Emerging Markets ex-China Fund, Inc.	23

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2026

not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
i. Risks Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
j. Risks Associated with Emerging Markets:
The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.
k. Risks Associated with Restricted Securities:
The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.
l. Russia/Ukraine Risk:
In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Fund's investments. As of June 30, 2026, the Fund holds 2 Russian securities that are all valued at zero.
m. Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological

24	abrdn Emerging Markets ex-China Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2026

developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, regulations, consolidation, financial innovation, technological progress, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
n. Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
o. Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
10. Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.
11. Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of June 30, 2026, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$244,110,539	$240,528,045	$(22,511,323)	$218,016,722
12. Segment Reporting
Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources.
The Chief Financial Officer of the Fund acts as the Fund's CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund's asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund's portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the Fund's Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
13. Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and

abrdn Emerging Markets ex-China Fund, Inc.	25

Notes to  Financial Statements (unaudited)  (concluded)
June 30, 2026

remove information that is no longer beneficial. The Fund has adopted ASU 2023-09 as of December 31, 2025.
14. Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2026.

26	abrdn Emerging Markets ex-China Fund, Inc.

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on May 27, 2026 and all proposals were approved by Shareholders. The description of each proposal and number of shares voted at the meeting are as follows:
To elect one Class III Director to the Board of Directors:

	Votes For	Votes Against/ Withheld	Votes Abstained
Nancy Yao	33,551,276	586,176	167,694
Summary of Board Considerations in Approving the Investment Advisory Agreement
At a regularly scheduled meeting (the “Meeting”) of the Board of Directors (the “Board” and each member thereof, a “Director” and collectively, the “Directors”) of abrdn Emerging Markets ex-China Fund, Inc. (the “Fund”) held on June 9, 2026, the Board, including those directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund (the “Independent Directors”), approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between abrdn Investments Limited (the “Adviser”) and the Fund. In connection with their consideration of whether to approve the continuation of the Advisory Agreement, the Directors received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser. The information provided to the Directors included (but was not limited to) comparative performance and fee and expense information (as well as information on the limitations of such comparable data) of peer group(s) of funds as selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data (the “Peer Funds”) and other performance information. The Board also received information regarding relevant benchmark indices and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement.
The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund, the performance of the Peer Funds, comparable funds, if any, and the Fund’s performance benchmark; (ii) reports prepared by the Adviser in response to requests submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; (iii) information on the Fund’s advisory fee structure and other expenses, including information comparing the Fund’s expenses to the Peer Funds, comparable funds, if any, and information about applicable fee “breakpoints” in the Fund’s fee structure and expense limitations, if any; (iv) information regarding the Adviser’s revenues and costs of providing services to the Fund and any compensation paid to affiliates of the Adviser; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering the approval of the Advisory Agreement under the 1940 Act and Maryland law.
The Independent Directors met with representatives of the Adviser and separately in executive session with independent legal counsel on June 9, 2026 to discuss the continuation of the Advisory Agreement. The Independent Directors also met with representatives of the Adviser and separately in executive session with independent legal counsel on May 29, 2026 to discuss the materials provided to the Board by the Adviser in response to a request for information sent to them by the Independent Directors’ independent legal counsel.
In evaluating whether to renew the Advisory Agreement for the Fund, the Board considered numerous factors, including: (i) the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement; (ii) the costs of services provided to the Fund and the profits realized by the Adviser (and its affiliates) from its relationship with the Fund; (iii) the Fund’s total expense ratio as well as the advisory fees paid by the Fund pursuant to the Advisory Agreement relative to the total expense ratios of and the advisory fees charged to the Peer Funds and comparable accounts, if any; (iv) the investment performance of the Fund relative to that of its benchmark index, comparable funds, if any, as well as the performance of the Peer Funds; (v) any additional benefits (such as soft dollars, if any) received by the Adviser or its affiliates; (vi) the extent to which economies of scale are being realized by shareholders and will be realized as the Fund’s assets increase; (vii) the Adviser’s compliance program; and (viii) any other considerations deemed relevant by the Board. The Independent Directors also discussed the Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. No single factor reviewed by the Board was identified as the principal factor in determining whether to renew the Advisory Agreement, and individual Directors may have given different weight to various factors.
The discussion immediately below outlines in greater detail certain of the materials and information presented to the Board by the Adviser in connection with the Board’s consideration and approval of the continuation of the Advisory Agreement, and the conclusions made by the Board at the Meeting when determining to renew the Advisory Agreement.
The Nature, Extent and Quality of Services Provided to the Fund Under the Advisory Agreement
The Directors considered the nature, extent and quality of the services provided by the Adviser to the Fund. They reviewed information about the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, the Board reviewed and discussed the background and

abrdn Emerging Markets ex-China Fund, Inc.	27

Supplemental Information (Unaudited)  (continued)

experience of the Adviser’s senior management personnel who serviced the Fund and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Fund. The Directors also considered the financial condition of the Adviser and the Adviser’s ability to provide quality service to the Fund. Management representatives reported to the Board and responded to questions on, among other things, the Adviser’s business plans and any current or proposed organizational changes. The Directors also took into account the Adviser’s experience as an asset manager and considered information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission (“SEC”) and other regulatory agency inquiries or audits of the Fund, the Adviser and/or the Adviser’s affiliates. The Board considered reports from the Adviser on its risk management processes. The Board noted that it received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and information concerning the Adviser’s brokerage policies and practices. The Directors also noted that the Adviser had provided information and periodic reporting, including updates on its management of the Fund and the quality of its performance and had discussed these matters with the Directors at meetings held regularly throughout the preceding year.
Based on the totality of the information considered, the Board concluded that the nature, extent and quality of the Adviser’s services provided to the Fund were of a high quality, and that the Adviser has provided and could reasonably be expected to continue to provide these services on an ongoing basis based on its experience, operations and resources.
The Costs of Services Provided and Profits Realized by the Adviser and its Affiliates from their Relationships with the Fund
The Board reviewed information compiled by ISS that compared the Fund’s effective annual management fee rate with the fees paid by its Peer Funds. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. The Board considered the Fund’s advisory fee structure, including that management fees for the Fund were based on the Fund’s average weekly net assets rather than total managed assets, as well as the breakpoints in the Fund’s management fee. Management noted that due to the unique strategy and structure of the Fund, the Adviser and its affiliates (together, “Aberdeen”) did not have any SEC-registered closed-end funds that were directly comparable to the Fund. Although there were no other substantially similar Aberdeen-advised investment vehicles against which to compare the Fund’s advisory fees, the Adviser provided information for other Aberdeen-advised products with similar investment strategies, including separately managed accounts, to those of the Fund, if any, as applicable. In evaluating the Fund’s advisory fees, the Board took into account the regulatory regimes, fund structure, level of services, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses relative to the fees and expenses of Peer Funds, as well as information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented. This information showed that each of the Fund’s net management fee and total net expenses, exclusive of investment-related expenses, each based on average common assets, were below the median of the Peer Funds. The Board took into consideration management’s discussion of any differences in the investment strategies, restrictions, profile, and risks of the Peer Funds. The Board also reviewed the profitability of the investment advisory relationship with the Fund to the Adviser. The Board concluded that the Fund’s fees and expenses, as well as the Adviser’s profitability, were reasonable in light of the nature, extent and quality of services provided.
Investment Performance of the Fund
The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return over various time periods to those of comparable investment companies and discussed this information and other related performance data with management. The Board also received and considered information comparing the Fund’s performance to the performance of the Peer Funds, including information from the Adviser regarding the limitations of such comparable data given differences between the Fund and the Peer Funds presented.
In addition, the Board received and reviewed information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark. The Board also received and considered information about the Fund’s total return against the Peer Funds’ averages and against other comparable Aberdeen-advised funds, if any. The Directors considered management’s discussion of the factors contributing to differences in performance between the Fund, its Peer Funds, other Aberdeen strategies, as applicable, and the Fund’s benchmark, including differences in the investment strategies, restrictions, profile, and risks of the Peer Funds and distinguishing features of the Fund relative to the benchmark and other Aberdeen strategies. Additionally, the Board considered information about the Fund’s discount/premium ranking relative to its Peer Funds and the Adviser’s discussion of the Fund’s performance. The Directors noted that the Fund outperformed its benchmark for the 1-, 3-, and 10-year periods ended March 31, 2026, but underperformed its benchmark for the 5-year period ended March 31, 2026. The Fund outperformed the average of the Peer Funds for the 1-year period ended March 31, 2026, but underperformed the average of the Peer Funds for the 3-, 5- and 10-year periods ended March 31, 2026. The Board considered the limited number of Peer Funds available for comparison and separately reviewed Fund performance as compared to the Peer Funds presented for fee and expense data comparison. The Board also separately considered Fund performance as compared to a blended benchmark The Directors noted that, effective February 24, 2025, the Fund had revised its principal investment strategy from an emerging markets equities strategy to an emerging markets equities excluding China investment strategy, such that, under normal circumstances, the Fund invests at least 80% of its assets (plus borrowings for investment purposes) in emerging markets (excluding China) equity securities.

28	abrdn Emerging Markets ex-China Fund, Inc.

Supplemental Information (Unaudited)  (concluded)

Accordingly, the Board separately considered Fund performance as compared to a blended benchmark to account for this change. The Board considered the Fund’s overall performance, including the Adviser’s explanation for performance, among other factors, in determining to continue the Advisory Agreement.
Direct and Indirect Benefits
The Board then considered whether or the extent to which the Adviser derives any direct, ancillary or indirect benefits, such as reputational benefits, that could accrue to the Adviser and its affiliates from the Fund’s operations as a result of the Adviser’s relationship with the Fund. The Board recognized the services provided to the Fund by affiliates of the Adviser and the related compensation paid by the Fund for those services. Based on the totality of the information considered, the Board concluded that any benefits accruing to the Adviser and its affiliates by virtue of its relationship with the Fund appeared to be reasonable.
Economies of Scale
The Board next considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable and reflected the sharing of economies of scale. The Board based its determination on various factors, including how the Fund’s management fee compared relative to the Peer Funds and that the Fund’s management fee schedule provides breakpoints. The Board also considered that the Fund benefits from being part of a larger Fund complex. The Board concluded that the economies of scale shared with the Fund were reasonable.
The Board also considered that the Adviser had an expense limitation agreement in place until June 30, 2026, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses. The Board noted that the expense limitation agreement was initially implemented in 2018 in connection with the merger of seven funds into the Fund and a related principal investment strategy change.
* * *
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information the Directors deemed relevant in the exercise of their individual reasonable business judgment, the Board, including the Independent Directors, with the assistance of fund counsel and independent legal counsel to the Independent Directors, unanimously determined that the fees charged pursuant to the Advisory Agreement were fair and reasonable and approved the continuation of the Advisory Agreement.

abrdn Emerging Markets ex-China Fund, Inc.	29

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE American, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE American or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

30	abrdn Emerging Markets ex-China Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Emerging Markets ex-China Fund, Inc.	31

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Corporate Information

Directors
Rahn Porter, Chair
Anthony S. Clark
C. William Maher
Nancy Yao
Investment Adviser
abrdn Investments Limited
1 George Street
Edinburgh, EH2 2LL
United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

The Financial Statements as of June 30, 2026, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Emerging Markets ex-China Fund, Inc. are traded on the NYSE American under the symbol “AEF.” Information about the Fund’s net asset value and market price is available at www.aberdeenaef.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Emerging Markets ex-China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

AEF-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period are included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of investment advisory contracts is included in the response to Item 1, above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2026 through January 31, 2026	—	—	—	8,105,861
February 1, 2026 through February 28, 2026	—	—	—	8,105,861
March 1, 2026 through March 31, 2026	—	—	—	8,105,861
April 1, 2026 through April 30, 2026	—	—	—	8,105,861
May 1, 2026 through May 31, 2026	—	—	—	8,105,861
June 1, 2026 through June 30, 2026	—	—	—	8,105,861
Total	—	—	—	—

(1) On June 12, 2018, the Board approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock as of a date determined by the Board. On June 12, 2018, the Board authorized shares eligible to be repurchased from time to time on the open market in an amount up to 10% of the Fund’s outstanding shares as of June 12, 2018. For the fiscal period ended June 30, 2026, the Fund did not repurchase any shares through the Program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2026, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the Registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the Registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Emerging Markets ex-China Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer of
abrdn Emerging Markets ex-China Fund, Inc.

Date: September 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer of
abrdn Emerging Markets ex-China Fund, Inc.

Date: September 8, 2026

By:	/s/ Sharon Ferrari
Sharon Ferrari
Principal Financial Officer of
abrdn Emerging Markets ex-China Fund, Inc.

Date: September 8, 2026